Isle Acquisition and Reno Acquisition and Preliminary Purchase Accounting	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Isle Acquisition and Reno Acquisition and Preliminary Purchase Accounting

Note 3. Isle Acquisition and Reno Acquisition and Preliminary Purchase Accounting

Preliminary Purchase Price Accounting – Isle of Capri

On May 1, 2017, the Company completed its acquisition of Isle. The purchase consideration and allocation are still considered preliminary pending management’s final assessment of fair values. The total purchase consideration in the Isle Acquisition was determined with reference to the fair value on the date of the Merger Agreement as follows:

Purchase consideration calculation (dollars in thousands, except shares and stock price)	Shares	Per share
Cash paid for outstanding Isle common stock (1)			$552,050
Shares of ERI common stock issued for Isle common stock (2)	28,468,182	$19.12	544,312
Cash paid by ERI to retire Isle's long-term debt (3)			828,000
Shares of ERI common stock for Isle equity awards (4)			10,383
Purchase consideration			$1,934,745

(1)

The cash component of the consideration represents 58% of the aggregate consideration paid in the Isle Acquisition. The Merger Agreement provided that Isle stockholders could elect to exchange each share of Isle common stock for either $23.00 in cash or 1.638 shares of ERI common stock, subject to proration such that the outstanding shares of Isle common stock will be exchanged for aggregate consideration comprised of 58% cash and 42% ERI common stock. See discussion of Stock Consideration component in note (2) below.

(2)

The Stock Consideration component of the consideration represents 42% of the aggregate consideration paid in the Isle Acquisition. The Merger Agreement provided that 58% of the aggregate consideration would be paid by ERI in cash, as described in note (1) above. The remaining 42% of the aggregate consideration was paid in shares of ERI common stock. The total Stock Consideration and per share consideration above were based on the ERI stock price on April 28, 2017 (the last business day prior to Isle Acquisition Date) which was $19.12 per share.

(3)	In addition to the cash paid to retire the principal amounts outstanding of Isle’s long-term debt, ERI paid $26.6 million in premiums and interest.
(4)

This amount represents consideration paid for the replacement of Isle’s outstanding equity awards. As discussed in Note 1, Isle’s outstanding equity awards were replaced by ERI equity awards with similar terms. A portion of the fair value of ERI awards issued represents consideration transferred, while a portion represents compensation expense based on the vesting terms of the equity awards.

The following table summarizes the preliminary purchase accounting of the purchase consideration to the identifiable assets acquired and liabilities assumed in the Isle Acquisition as of the Isle Acquisition Date, with the excess recorded as goodwill. The fair values were based on management’s analysis, including preliminary work performed by third-party valuation specialists. The following table summarizes our preliminary purchase price accounting of the acquired assets and liabilities as of December 31, 2017 (dollars in thousands):

Current and other assets, net	$135,925
Property and equipment	908,816
Goodwill	715,196
Intangible assets (i)	517,470
Other noncurrent assets	15,082
Total assets	2,292,489
Current liabilities	(144,306)
Deferred income taxes (ii)	(186,772)
Other noncurrent liabilities	(26,666)
Total liabilities	(357,744)
Net assets acquired	$1,934,745

(i)	Intangible assets consist of gaming licenses, trade names, and player relationships.
(ii)	Deferred tax liabilities were derived based on fair value adjustments for property and equipment and identified intangibles.

During the three months ended December 31, 2017, the Company adjusted the Isle of Capri preliminary purchase price accounting, as disclosed in the June 30, 2017 and September 30, 2017 Form 10-Q filings, to their updated values. Except for the reclassification of the Lake Charles assets and liabilities, which were previously classified as assets held for sale as of the Isle Acquisition Date and reversed as a result of the sale termination, the updated purchase price accounting resulted in minimal changes and refinements by management.

Valuation methodologies under both a market and income approach used for the identifiable net assets acquired in the Isle Acquisition make use of Level 1 and Level 3 inputs including quoted prices in active markets and discounted cash flows using current interest rates and are provisional pending development of a final valuation.

Trade receivables and payables, inventory and other current and noncurrent assets and liabilities were valued at the existing carrying values as they represented the estimated fair value of those items at the Isle Acquisition Date, based on management’s judgement and estimates.

The fair value of land was determined using the market approach, which arrives at an indication of value by comparing the site being valued to sites that have been recently acquired in arm’s-length transactions. The market data is then adjusted for any significant differences, to the extent known, between the identified comparable sites and the site being valued. Building and site improvements were valued using the cost approach using a direct cost model built on estimates of replacement cost. With respect to personal property components of the assets, personal property assets with an active and identifiable secondary market such as riverboats, gaming equipment, computer equipment and vehicles were valued using the market approach. Other personal property assets such as furniture, fixtures, computer software, and restaurant equipment were valued using the cost approach which is based on replacement or reproduction costs of the asset.

The cost approach is an estimation of fair value developed by computing the current cost of replacing a property and subtracting any depreciation resulting from one or more of the following factors: physical deterioration, functional obsolescence, and/or economic obsolescence. The income approach incorporates all tangible and intangible property and served as a ceiling for the fair values of the acquired assets of the ongoing business enterprise, while still taking into account the premise of highest and best use. In the instance where the business enterprise value developed via the income approach was exceeded by the initial fair values of the underlying assets, an adjustment to reflect economic obsolescence was made to the tangible assets on a pro rata basis to reflect the contributory value of each individual asset to the enterprise as a whole.

The fair value of the gaming licenses was determined using the excess earnings or replacement cost methodology based on the respective states’ legislation. The excess earnings methodology, which is an income approach methodology that allocates the projected cash flows of the business to the gaming license intangible assets less charges for the use of other identifiable assets of Isle including working capital, fixed assets and other intangible assets. This methodology was considered appropriate as the gaming licenses are the primary asset of Isle and the licenses are linked to each respective facility. Under the respective state’s gaming legislation, the property specific licenses can only be acquired if a theoretical buyer were to acquire each existing facility. The existing licenses could not be acquired and used for a different facility. The properties’ estimated future cash flows were the primary assumption in the respective valuations. Cash flow estimates included net gaming revenue, gaming operating expenses, general and administrative expenses, and tax expense. The replacement cost methodology is a cost approach methodology based on replacement or reproduction cost of the gaming license as an indicator of fair value.

Trademarks are valued using the relief from royalty method, which presumes that without ownership of such trademarks, ERI would have to make a stream of payments to a brand or franchise owner in return for the right to use their name. By virtue of this asset, ERI avoids any such payments and record the related intangible value of ERI’s ownership of the brand name. The primary assumptions in the valuation included revenue, pre-tax royalty rate, and tax expense.

ERI has assigned an indefinite useful life to the gaming licenses, in accordance with its review of the applicable guidance of ASC Topic 350, “Intangibles-Goodwill and Other” (“ASC 350”). The standard required ERI to consider, among other things, the expected use of the asset, the expected useful life of other related asset or asset group, any legal, regulatory, or contractual provisions that may limit the useful life, ERI’s own historical experience in renewing similar arrangements, the effects of obsolescence, demand and other economic factors, and the maintenance expenditures required to obtain the expected cash flows. In that analysis, ERI determined that no legal, regulatory, contractual, competitive, economic or other factors limit the useful lives of these intangible assets. The acquired Isle properties currently have licenses in Louisiana, Pennsylvania, Iowa, Missouri, Mississippi, Florida and Colorado. The renewal of each state’s gaming license depends on a number of factors, including payment of certain fees and taxes, providing certain information to the state’s gaming regulator, and meeting certain inspection requirements. However, ERI’s historical experience has not indicated, nor does ERI expect, any limitations regarding its ability to continue to renew each license. No other competitive, contractual, or economic factor limits the useful lives of these assets. Accordingly, ERI has preliminarily concluded that the useful lives of these licenses are indefinite.

For the period from the Isle Acquisition Date through December 31, 2017, Isle and its subsidiaries generated net revenue of $600.1 million and net income of $102.5 million.

Final Purchase Price Accounting – Silver Legacy and Circus Reno

On November 24, 2015, the Company acquired all of the assets and properties of Circus Reno and the 50% membership interest in the Silver Legacy Joint Venture owned by Galleon, Inc. The total purchase consideration was $223.6 million as presented in the following table.

Purchase consideration calculation (dollars in thousands)	Silver Legacy	Circus Reno	Total
Cash consideration paid by ERI for MGM’s 50% equity interest and MGM’s member note	$56,500	$16,000	$72,500
Fair value of ERI’s pre-existing 50% equity interest	56,500	—	56,500
Settlement of Silver Legacy’s long-term debt (1)	87,854	—	87,854
Prepayment penalty (1)	1,831	—	1,831
Closing Silver Legacy and Circus Reno net working capital (2)	6,124	2,111	8,235
Reverse member note (3)	(6,107)	—	(6,107)
Deferred tax liability	2,769	—	2,769
Purchase consideration	$205,471	$18,111	$223,582

(1)

Represents $5.0 million of short-term debt, $75.5 million of long-term debt, the remaining 50% of the $11.5 million of member notes (net of discount), and accrued interest of $1.6 million. Additionally, the Company paid a $1.8 million prepayment penalty as a result of the early payoff of the Silver Legacy long-term debt.

(2)

Per the Purchase and Sale Agreement, the purchase price was $72.5 million plus the Final Closing Net Working Capital (as defined in the Purchase and Sale Agreement). As agreed by both parties, the final working capital adjustment was $8.2 million.

(3)

Represents 50% of the $11.5 million of member notes (net of discount) due to ERI, and related accrued interest. This amount was settled in conjunction with the final, agreed-upon purchase consideration.

The transaction was accounted for using the acquisition method. No goodwill resulted from the recording of this transaction.

The following table summarizes the allocation of the final purchase consideration to the identifiable assets acquired and liabilities assumed in the Circus Reno/Silver Legacy Purchase. The fair values were based on management’s analysis, including work performed by third‑party valuation specialists. The following table summarizes the final purchase price accounting of the acquired assets and assumed liabilities (dollars in thousands):

	Silver Legacy	Circus Reno	Total
Current and other assets, net	$21,625	$2,115	$23,740
Property and equipment	168,037	14,996	183,033
Intangible assets (1)	5,000	1,000	6,000
Other noncurrent assets	10,809	—	10,809
Net assets acquired	$205,471	$18,111	$223,582

(1)	Intangible assets consist of trade names which are non-amortizable and loyalty programs which were amortized over one year.

Valuation methodologies under both a market and income approach used for the identifiable net assets acquired in the Reno Acquisition make use of Level 1 and Level 3 inputs including quoted prices in active markets and discounted cash flows using current interest rates.

Trade receivables and payables, inventory as well as other current and noncurrent assets and liabilities were valued at the existing carrying values as they represented the fair value of those items at the Reno Acquisition Date, based on management’s judgments and estimates.

The fair value estimate of property and equipment utilized a combination of the cost and market approaches, depending on the characteristics of the asset classification. The fair value of land was determined using the market approach, which considers sales of comparable assets and applies compensating factors for any differences specific to the particular assets. With respect to personal property components of the assets (gaming equipment, furniture, fixtures and equipment, computers, and vehicles) the cost approach was used, which is based on replacement or reproduction costs of the asset. Building and site improvements were valued using the cost approach using a direct cost model built on estimates of replacement cost.

Trade names were valued using the relief‑from‑royalty method. The loyalty program was valued using a comparative business valuation method. Management has assigned trade names an indefinite useful life, in accordance with its review of applicable guidance of ASC Topic No. 350, Intangibles—Goodwill and Other. The standard required management to consider, among other things, the expected use of the asset, the expected useful life of other related asset or asset group, any legal, regulatory, or contractual provisions that may limit the useful life, the Company’s own historical experience in renewing similar arrangements, the effects of obsolescence, demand and other economic factors, and the maintenance expenditures required to obtain the expected cash flows. In that analysis, management determined that no legal, regulatory, contractual, competitive, economic or other factors limit the useful lives of these intangible assets. The loyalty program is being amortized on a straight‑line basis over a one year useful life.

For the period from the Reno Acquisition Date through December 31, 2015, the Silver Legacy generated net revenue of $14.1 million and a net loss of $0.3 million. Circus Reno generated net revenues of $8.4 million and net income of $1.4 million during the same period.

Unaudited Pro Forma Information – Isle Acquisition

The following unaudited pro forma information presents the results of operations of the Company for the years ended December 31, 2017 and 2016, as if the Isle Acquisition had both occurred on January 1, 2016 (in thousands except per share data).

	For the years ended December 31,
	2017	2016
Net revenues	$1,810,815	$1,840,170
Net income	173,027	28,138

These pro forma results do not necessarily represent the results of operations that would have been achieved if the acquisition had taken place on January 1, 2016, nor are they indicative of the results of operations for future periods. The pro forma amounts include the historical operating results of the Company and Isle prior to the Isle Acquisition with adjustments directly attributable to the Isle Acquisition.